                                                         Exhibit 10.2

                          SECOND AMENDMENT AGREEMENT

     This SECOND AMENDMENT AGREEMENT (the "Agreement") is entered into as of May 15, 1995 between C-TEC Corporation, a Pennsylvania corporation ("C-TEC"), C-TEC Cable Systems, Inc., a Delaware corporation ("C-TEC Cable"), C-TEC Cable Systems of Pennsylvania, Inc., a Pennsylvania corporation ("C-TEC-PA"), Twin County Trans Video, Inc., a Pennsylvania corporation ("Twin County") and Bark Lee Yee, Stella C. Yee, Susan C. Yee, Raymond C. Yee, Kenneth C. Yee and Robert G. Tallman as trustee for those two (2) certain trusts created pursuant to trust agreements dated December 17, 1992 (such individuals and trustee referred to individually as a "Shareholder" and in the aggregate as the "Shareholders").


                                   RECITALS

     A. The parties to this Agreement (other than C-TEC) entered into a merger agreement dated as of September 23, 1994 (the "Merger Agreement"), providing for, inter alia, the merger of Twin County with and into C-TEC-PA, in exchange
     ----------
for certain cash, notes, preferred stock of C-TEC Cable, and the other consideration set forth therein.

     B. The parties to this Agreement entered into an Amendment Agreement (the "Amendment Agreement") dated March 30, 1995 containing certain agreements and covenants among the parties and amendments to the Merger Agreement including amending the Merger Agreement to provide for, inter alia, the merger of Twin County with and into C-TEC Cable, in exchange for
- ----- ----
certain cash, notes, preferred stock of C-TEC, and the other consideration set forth therein.

     C. The parties now wish to further amend the Merger Agreement, and provide for certain other agreements and provisions.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.
         -----------

          "Articles of Merger" means the Articles of Merger referred to in
           ------------------
Section 3.2.3.2 of this Agreement.

          "Closing" has the meaning set forth in Section 3 of this Agreement.
           -------

          "Closing Date" means May 15, 1995.
           ------------

          "C-TEC Shares" means the 3,671 shares of Twin County Class B Common
           ------------
Stock to be sold to C-TEC Cable pursuant to Section 2.1 of this Agreement.

          "Escrow Agent" means the law firms of Tallman, Hudders & Sorrentino,
           ------------
P.C. and Swidler & Berlin, Chartered, acting jointly, as the escrow agent appointed pursuant to the Escrow Agreement.

          "Escrow Agreement" means the Escrow Agreement by and among Twin
           ----------------
County, the Shareholders, C-TEC Cable and the Escrow Agent, entered into pursuant to Section 5.1 of this Agreement.

          "Management Agreement" means the Management Agreement by and between
           --------------------
C-TEC-PA and Twin County, entered into pursuant to Section 4.1 of this Agreement.

          "Management Period" means the term of the Management Agreement.
           -----------------

          "Other Shares" means all issued and outstanding Shares of the capital
           ------------
stock of Twin County, other than the TEC Shares, which Other Shares are being delivered to the Escrow Agent pursuant to Section 2.2 hereof.

          "Plan of Merger" means the Plan of Merger referred to in Section
           --------------
3.2.3.2 of this Agreement.

          "Share Exchange Agreement" means the Share Exchange Agreement referred
           ------------------------
to in Section 6.2 of this Agreement.

     Any capitalized terms not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement, as amended by the Amendment Agreement.

     2.   Purchase of Shares.
          ------------------

          2.1 Sale of C-TEC Shares. At the Closing Date, the Shareholders shall
              --------------------
sell, transfer and deliver to C-TEC Cable 3,671 shares of Class B Common Stock of Twin County (the "C-TEC Shares"), and good title thereto, free and clear of all Liens (other than the lien and security interest in favor of First Union National Bank of North Carolina) and shall deliver to the Escrow Agent the certificates representing the C-TEC Shares duly endorsed to the Escrow Agent for the benefit of C-TEC Cable under the Escrow Agreement or accompanied by stock powers duly executed, with all necessary stock transfer stamps attached thereto and canceled. The Escrow Agent shall hold such shares for the benefit of C-TEC Cable pursuant to the Escrow Agreement.

          2.2  Delivery of Other Shares. On the Closing Date, the Shareholders
               ------------------------
shall deliver all of the Other Shares to the Escrow Agent who shall hold such shares for the benefit of the Shareholders pursuant to the Escrow Agreement. Such shares shall be delivered to the Escrow Agent free and clear of all Liens (other than the lien and security interest in favor of First Union National Bank of North Carolina), with the certificates duly endorsed to the Escrow Agent for the benefit of the Shareholders under the Escrow Agreement or accompanied by stock powers duly executed, with all necessary stock transfer stamps attached and canceled.

     3.  Closing.
         -------

          3.1  Closing. On the Closing Date, a closing (the "Closing") will be
               -------
held at the offices of C-TEC Corporation, 105 Carnegie Center, Princeton, New Jersey at which time the transactions set forth in Section 2. of this Agreement shall be consummated. Notwithstanding the foregoing, the filing of the Merger Certificate, the filing of the Articles of Merger, the Merger of Twin County with and into C-TEC Cable (pursuant to which Twin County will transfer all assets and liabilities to C-TEC Cable) and the issuance by C-TEC of Preferred Stock, Series A and Series B shall not take place at the Closing, but shall be effected, if at all, pursuant to Section 6 of this Agreement. Except as otherwise set forth in Section 8(j) of the Amendment

Agreement, for all purposes of the Merger Agreement and Amendment Agreement, the terms "Closing Date" and "Closing" shall have the meaning set forth in this Agreement.

           3.2 Deliveries at Closing.
               ---------------------

               3.2.1  Deliveries by Twin County and the Shareholders to C-TEC.
                      -------------------------------------------------------
At the Closing, Twin County and the Shareholders shall deliver to C-TEC:

                      (a) The Non-Competition Agreement executed by each
                          Shareholder except Trustee;

                      (b) Tax-Free Reorganization Certificates dated the Closing
                          Date in the form of Exhibit A executed by each Shareholder and Twin County;

                      (c) An opinion of Tallman, Hudders & Sorrentino, P.C.,
                          dated the Closing Date in the form of Exhibit B;

                      (d) An opinion of Cole, Raywid & Braverman, dated the
                          Closing Date, in the form of Exhibit C;

                      (e) The Management Agreement executed by Twin County
                          pursuant to Section 4.1 of this Agreement;

                      (f) Written resignations in a form satisfactory to C-TEC
                          of all directors and officers of Twin County effective as of the Closing Date;

                      (g) A unanimous consent of the Shareholders effective as
                          of the Closing Date reducing the number of directors of Twin County to one (1) and designating that person set forth in Section 4.3 of this Agreement as the director of Twin County;

                      (h) An agreement executed by Computer Aid, Inc. releasing
                          Twin County as
                          required pursuant to Section 8(h) of the Amendment Agreement;

                      (i) An executed Assignment in the form of Exhibit D,
                          transferring Twin County's FCC Licenses to C-TEC-PA in exchange for $100 of the Cash Consideration;

                      (j) A check in the amount of $2.75 million drawn on the
                          account of Twin County, Inc. or its counsel at Meridian Bank and made payable to Twin County Trans Video, Inc.;

                      (k) Any other documentation, certificate and instruments
                          required to be delivered pursuant to Section 5.1 of the Merger Agreement, as amended by the Amendment Agreement.

               3.2.2  Deliveries by C-TEC to Twin County and the Shareholders.
                      -------------------------------------------------------
At the Closing, C-TEC shall deliver to the Shareholders:

                      (a) By wire transfer of immediately available funds an
                          amount of cash equal to (1) $32,426,137 million (which constitutes: (i) the Cash Consideration of $36 million set forth in Section 2.4(1)(a) of the Merger Agreement plus (ii) $11 million allocable to the Non-competition Agreement less (iii) the Deposit of $5 million less
                          (iv) the reduction in Cash Consideration of $7.4 million pursuant to Section 6 of the Amendment Agreement less (v) $315,750 pursuant to Section 8(g) of the Amendment Agreement regarding QVC II launch incentives and less (vii) $1,000,000, the amount transferred to Escrow pursuant to Section 3.2.3.1(a), plus (2) $1.733 million (representing dividends that would have accrued on C-TEC Preferred Stock from May 1, 1995 through December 31, 1995), plus (3) $68,500 pursuant to Section 8(j) of the Amendment Agreement. Such cash amount, after taking into consideration the Cash Escrow, shall be further adjusted pursuant to Section
                          2.7 of the Merger Agreement (entitled "Consideration Adjustments") as amended by the Amendment Agreement, in accordance with the procedures set forth in Section 2.7(6) of the Merger Agreement and pursuant to Section
                          3.3 hereof.

                      (b) the Note referred to in Section 2.4(1)(C) of the
                          Merger Agreement (as amended pursuant to the Amendment Agreement and this Agreement and attached hereto as Exhibit E) in the amount of $4 million executed by C-TEC Cable;

                      (c) a Tax-Free Reorganization Certificate dated the
                          Closing Date in the form of Exhibit F executed by C-
                          TEC;

                      (d) an opinion of Swidler & Berlin dated the Closing Date
                          in the Form of Exhibit G;

                      (e) an assignment in a form satisfactory to Twin County
                          transferring to Twin County, Inc., rights to the cash value of those certain split dollar life insurance policies set forth in Section 8(a) of the Amendment Agreement, which assignment shall only become effective once the check referred to in Section 3.2.1(j) has cleared; and

                      (f) any other documents, certificates and instruments
                          required to be delivered by Section 5.2 of the Merger Agreement, as amended by the Amendment Agreement.

               3.2.3  Deliveries to Escrow Agent.
                      --------------------------

                    3.2.3.1  Deliveries by C-TEC. At the Closing, C-TEC shall
                             -------------------
deliver to the Escrow Agent:

                             (a) by wire transfer of immediately available funds
                                 $1,000,000 (the "Cash Escrow"), to be held and distributed by the Escrow Agent pursuant to the terms of the Escrow Agreement and Section 5 hereof, and

                             (b) the Plan of Merger executed by C-TEC and C-TEC
                                 Cable.

                    3.2.3.2  Deliveries by the Shareholders. At the Closing, the
                             ------------------------------
Shareholders and Twin County shall deliver to the Escrow Agent:

                             (a) the C-TEC Shares duly endorsed pursuant to
                                 Section 2.1,

                             (b) the Other Shares duly endorsed pursuant to
                                 Section 2.2,

                             (c) the Plan of Merger executed by Twin County and
                                 Shareholders, in the form of Exhibit H, and

                             (d) the Articles of Merger in the form of Exhibit I
                                 executed by Twin County.

                  3.3 Cash Adjustment. After the computation of the
                      ---------------
consideration adjustments pursuant to Section 2.7 of the Merger Agreement, as amended by the Amendment Agreement, the parties shall instruct the Escrow Agent to distribute the Cash Escrow to C-TEC and the Shareholders in accordance with such computation (income earned on such cash while in Escrow shall be distributed pro rata to C-TEC and Shareholders on the same basis as the principal amount of the Escrow).

              4.  Management of Twin County.
                  -------------------------

                  4.1 Management Agreement. At the Closing, Twin County and
                      --------------------
C-TEC-PA shall enter into a Management Agreement in the form attached hereto as Exhibit J, pursuant to which management of Twin County shall be vested solely in C-TEC-PA (or its affiliates) during the Management Period.

          4.2  Resignations.  At the Closing, each director and officer of Twin
               ------------
County shall execute a written resignation effective as of the Closing Date. During the Management Period, except as otherwise set forth in certain consulting agreements dated as of the Closing Date between C-TEC (or its affiliate) and Raymond C. Yee, Susan C. Yee, and Kenneth C. Yee, no Shareholder or affiliate or family member thereof (including but not limited to Leon Poitras, his affiliates and family members) shall be entitled to any compensation from Twin County for any services performed by such persons for Twin County.

          4.3  Voting Rights.  During the Management Period, Twin County and
               -------------
each of the Shareholders agree that C-TEC shall have the right to direct the Escrow Agent as to all matters requiring a vote of the shareholders of Twin County, including, but not limited to, the election of all directors of Twin County, as well as the right to remove any such directors and elect new directors. Attached hereto as Exhibit K is a unanimous consent electing David
C. McCourt as the sole director of Twin County which shall be executed on the Closing Date.

          4.4  Termination of Management Agreement.  The Management Agreement
               -----------------------------------
shall terminate upon the earlier of: (i) the closing of the transactions contemplated by Section 6 hereof, or (ii) the disposition of C-TEC's interest in Twin County.

          4.5  Restrictions on Transfer of Other Shares During Management
               ----------------------------------------------------------
Period. During the Management Period, no Shareholder shall transfer, sell,
- ------
pledge, convey, assign, exchange or otherwise dispose of any interest such Shareholder may have in the escrow or any assets thereof, or shall enter into an agreement to do any of the foregoing.

     5.   The Escrow.
          ----------

          5.1  Creation of the Escrow. At the Closing, the parties shall execute
               ----------------------
and deliver an Escrow Agreement in the form attached hereto as Exhibit L.

          5.2  Appointment of Escrow Agent; Delivery to Escrow; Instructions to
               ----------------------------------------------------------------
Escrow Agent. The Escrow Agent is hereby appointed to act as Escrow Agent
- ------------
pursuant to the terms of this Agreement and the Escrow Agreement. The parties to this Agreement agree to execute joint written instructions to the Escrow Agent in accordance with the provisions of this Section 5 and this Agreement.

          5.3  Dividends or Distributions; Income. For such time as the C-TEC
               ----------------------------------
Shares and Other Shares are held in Escrow, the following provisions shall apply:

               (a) Any dividends or other distributions by Twin County attributable to the C-TEC Shares shall be distributed by the Escrow Agent to C-TEC immediately upon the Escrow Agent's receipt of such amounts.

               (b) Any dividends or other distributions by Twin County attributable to the Other Shares shall be retained by the Escrow Agent until the Other Shares have been transferred by the Escrow Agent in accordance with
Section 6 and the provisions of the Escrow Agreement, at which time such dividends or distributions (and any income earned thereon while in Escrow) shall be transferred to the party or parties to whom the Other Shares are transferred.

     6.   The Merger.
          ----------

          6.1  Twin County Merger Into C-TEC Cable. If C-TEC's common
               -----------------------------------
shareholders have voted to approve the authorization of sufficient shares of preferred stock such that C-TEC may issue the Preferred Stock, Series A and Preferred Stock, Series B (the "C-TEC Preferred") pursuant to the Amendment Agreement (such approval referred to as the "Shareholder Approval"), then, within three (3) business days thereof, C-TEC shall give notice to Twin County and the Shareholders (the "Merger Notice"). The C-TEC Preferred shall be in the form set forth in Exhibits M-1 and M-2. Within three (3) business days of receipt of the Merger Notice, consummation of the Merger shall occur at which time the following shall take place:

               (a) the Escrow Agent shall: (i) transfer to C-TEC the Plan of Merger and Articles of Merger; (ii) upon the effectiveness of the Merger, transfer the share certificates for the C-TEC Shares and Other Shares to C-TEC; and (iii) upon the effectiveness of the Merger, transfer any cash pursuant to
Section 5.3 of the Agreement to C-TEC Cable.

               (b) C-TEC Cable shall file the Articles of Merger with the Corporation Bureau of the Commonwealth of Pennsylvania, and shall file the Merger Certificate with the Secretary of State's office in the State of Delaware. All parties shall take such other actions as are necessary for the Merger to become effective.

               (c) Upon the effectiveness of the Merger, C-TEC shall deliver to the Escrow Agent certificates evidencing the C-TEC Preferred, to be issued in the Merger pursuant to the Amendment Agreement, and the Escrow Agent shall deliver the C-TEC Preferred to the Shareholders.

          6.2  C-TEC Cable Preferred.  If C-TEC determines that it will be
               ---------------------
unable to issue the C-TEC Preferred on or before December 31, 1995, for any reason, including, but not limited to, failure to obtain the Shareholder Approval, or the prohibition by any governmental entity of such issuance (including but not limited to a court injunction or administrative action), C-TEC shall give notice of such determination to Twin County and the Shareholders. Within three (3) days of such notice, the parties shall execute and deliver all documents necessary to merge Twin County with and into C-TEC Cable pursuant to Section 6.1 except that, in lieu of issuing C-TEC Preferred, C-TEC shall cause C-TEC Cable to issue C-TEC Cable, Preferred Stock, Series A and Preferred Stock, Series B pursuant to the terms of Exhibits N-1 and N-2 (the "C-TEC Cable Preferred"). In addition, the parties shall enter into a Share Exchange Agreement substantially in the form attached hereto as Exhibit 0, and amended Articles of Merger and Plan of Merger.

          6.3 Share Purchase. If C-TEC determines that neither the C-TEC Preferred nor the C-TEC Cable Preferred may be issued on or before December 31, 1995, for any reason, including, but not limited to, failure to obtain the Shareholder Approval, the absence of authorization for, or the prohibition by any governmental entity of such issuance (including but not limited to a court injunction or administrative action), C-TEC shall give notice to Twin County and the Shareholders of such determination. Within five (5) days of such notice, C-TEC, Twin County and the Shareholders shall instruct the Escrow Agent to deliver the C-TEC Shares and the Other Shares to C-TEC at a closing to be held on

December 29, 1995, or, such earlier time as is mutually acceptable to the parties. At the closing, C-TEC shall pay to the Shareholders an amount of cash equal to $52 million, plus an additional $5,209,350, by wire transfer of immediately available funds, in full and complete payment for the Other Shares and, simultaneously therewith, the Escrow Agent shall deliver the C-TEC Shares and the Other Shares to C-TEC.

     6.4  Default.  C-TEC shall not be deemed to be in default of its
          -------
obligations under the Merger Agreement, Amendment Agreement or hereunder if it is unable to consummate either the transactions set forth in Sections 6.1 or 6.2, provided it consummates the transaction set forth in Section 6.3.

     7.   Tax Representation and Indemnification.  C-TEC hereby represents that
          --------------------------------------
there is no Federal or state income tax risk concerning the tax-free nature of the Merger which may be effected after May 15, 1995, but on or prior to December 31, 1995, pursuant to this Agreement (regardless of whether C-TEC Preferred is used under Section 6.1 or C-TEC Cable Preferred is used under Section 6.2) that exceeds whatever Federal or state income tax risk there would be concerning the tax-free nature of a Merger had the Merger occurred in accordance with the Merger Agreement as amended March 30, 1995 (and either C-TEC Preferred or C-TEC Cable Preferred been used): In accordance with the procedures set forth in
Section 10.2 of the Merger Agreement, C-

TEC agrees to indemnify each Shareholder for any Federal and state income tax liability (including, without limitation, any attorneys' fees, court costs, or other expenses related to defending any claims, charges, or assessments before the Internal Revenue Service or any state income tax authority) that such Shareholder incurs solely as a consequence of the failure of the foregoing representation to be true.

     8.   Other Documents, Confirmation of Agreements. The parties agree to
          -------------------------------------------
execute such other agreements, documents and instruments, and to make such supplements to any regulatory filings as may be appropriate to effectuate the terms of this Agreement. Except as otherwise set forth herein, the parties hereby ratify and confirm all other terms and conditions of the Merger Agreement and the Amendment Agreement, which shall remain in full force and effect, including representations, warranties, terms, and conditions made or applicable as of the Closing Date.

     9.   Termination of Buy-Sell Agreement. By executing this Agreement, Twin
          ---------------------------------
County and the Shareholders hereby terminate the Buy-Sell Agreement between such parties dated January 11, 1990 and amended May 17, 1990.

      IN WITNESS WHEREOF, the parties enter into the Amendment Agreement effective as of the date set forth above.

ATTEST/WITNESS                            C-TEC CORPORATION

/s/ Steven G. Miller                      By: /s/ Michael J. Mahoney
- ------------------------                     -----------------------------
Steven G. Miller                             President

                                          C-TEC-CABLE SYSTEMS OF
                                          PENNSYLVANIA, INC.

/s/ Steven G. Miller                      By: /s/ Michael J. Mahoney
- ------------------------                     -----------------------------
                                             President

                                          C-TEC CABLE SYSTEMS, INC.

/s/ Steven G. Miller                      By: /s/ Michael J. Mahoney
- -------------------------                     -----------------------------
                                              President

                                          TWIN COUNTY TRANS VIDEO, INC.

/s/ Dolores A. Laputka                    By: /s/ Bark Lee Yee
- ------------------------                     ------------------------------


/s/ Dolores A. Laputka                       /s/ Bark Lee Yee
- ------------------------                     ------------------------------
                                             Bark Lee Yee


/s/ Dolores A. Laputka                       /s/ Stella C. Yee
- ------------------------                     ------------------------------
                                             Stella C. Yee


/s/ Dolores A. Laputka                       /s/ Raymond C. Yee
- ------------------------                     ------------------------------
                                             Raymond C. Yee


/s/ Dolores A. Laputka                       /s/ Susan C. Yee
- ------------------------                     ------------------------------
                                             Susan C. Yee


/s/ Dolores A. Laputka                       /s/ Kenneth C. Yee
- ------------------------                     ------------------------------
                                             Kenneth C. Yee


/s/ Dolores A. Laputka                       /s/ Robert G. Tallman
- ------------------------                     ------------------------------
                                             Robert G. Tallman, Trustee

                               LIST OF EXHIBITS
                               ----------------

     Exhibit A      Seller Tax-Free Reorganization Certificate

     Exhibit B      Tallman, Hudders & Sorrentino, P.C. Opinion Letter

     Exhibit C      Cole, Raywid & Braverman Opinion Letter

     Exhibit D      Assignment of FCC Licenses

     Exhibit E      Note

     Exhibit F      C-TEC Tax-Free Reorganization Certificate

     Exhibit G      Swidler & Berlin Opinion Letter

     Exhibit H      Plan of Merger

     Exhibit I      Articles of Merger

     Exhibit J      Management Agreement

     Exhibit K      Twin County Shareholder Consent for New Director

     Exhibit L      Escrow Agreement

     Exhibit M-1    Terms of C-TEC Preferred Stock, Series A

     Exhibit M-2    Terms of C-TEC Preferred Stock, Series B

     Exhibit N-1    Terms of C-TEC Cable Preferred Stock, Series A

     Exhibit N-2    Terms of C-TEC Cable Preferred Stock, Series B

     Exhibit O      Share Exchange Agreement


4044392.2

                                 EXHIBIT M-1

                   TERMS OF C-TEC PREFERRED STOCK, SERIES A

                      C-TEC Corporation (the CORPORATION)
                           Preferred Stock, Series A

     The designation, preferences, privileges and voting powers of the shares of the Preferred Stock, Series A, and the restrictions or qualifications thereof (insofar as they differ from or supplement the provisions which are applicable to all shares of the Corporation's stock), are as follows:

          (A) The preferred stock described herein shall be designated as Preferred Stock, Series A (hereinafter referred to as PREFERRED STOCK, SERIES A).

          (B) The dividend rate thereof shall be five percent (5%) per annum. The dividends on the shares of the Preferred Stock, Series A shall be cumulative from the first day of the calendar month in which the shares of the Preferred Stock, Series A, if any, shall be issued, with accruals of dividends uniform with the unpaid accruals of dividends, if any, on the Preferred Stock, Series A outstanding at the time of the issue thereof; provided, however, that if any shares of Preferred Stock, Series A are issued prior to January 1, 1996, dividends shall begin to accrue thereon on January 1, 1996.

          (C) Except as provided in Paragraphs (O) and (P), the Preferred Stock, Series A shall have no voting rights whatsoever.

          (D) The sum per share payable upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be $10 per share (hereinafter referred to as the STATED VALUE) plus an amount equal to the dividends accrued and unpaid on such share, whether or not earned or declared.

          (E) Each Holder of the shares of the Preferred Stock, Series A (hereinafter referred to individually as a HOLDER, collectively, the HOLDERS), may elect at any time during the EXCHANGE ELECTION PERIOD (as defined below), to convert the shares of Preferred Stock, Series A into common stock of the Corporation (hereinafter, the CONVERTED COMMON STOCK). The number of shares of Converted Common Stock issuable upon conversion of shares of Preferred Stock, Series A is determined by dividing the aggregate Stated Value of the Preferred Stock, Series A which is being converted, by the CONVERSION PRICE (as defined below) and rounding the result to the nearest 1/100th of a share. No payment or adjustment in respect of dividends on Converted Common Stock or Preferred Stock, Series A will be made upon conversion of shares of Preferred Stock, Series A; provided, however, that any accrued and unpaid dividends on such Preferred Stock, Series A as of the Conversion Date (as hereinafter defined) shall be paid to the Holders of the Converted Common Stock into which such Preferred Stock, Series A is converted, when and if any dividend is subsequently declared and paid to the holder or holders of the Corporation's capital stock. The conversion price is $35.00 per share (the CONVERSION PRICE). The EXCHANGE ELECTION PERIOD shall mean the period commencing on the date that is three (3) years after the date of Closing (as such term is defined in that certain Merger Agreement dated September 23, 1994 as amended by that certain Amendment Agreement dated March 30, 1995, and as further amended by that certain Second Amendment Agreement dated May 15, 1995) and ending on the date that is eight (8) years after Closing. An election by a Holder shall only be effective if the total shares of Preferred Stock, Series A proposed to be converted by the Holder (or by the Holder and other Holders electing at the same time) equals at least five percent (5%) of the total shares of Preferred Stock, Series A and Preferred Stock, Series B outstanding at the time such election is made.

          (F) To convert Preferred Stock, Series A into Converted Common Stock, a Holder must: (1) complete and sign the conversion notice on the back of the Preferred Stock, Series A certificate; (2) surrender that certificate to a conversion agent designated by the Corporation; (3) furnish appropriate endorsement and transfer documents if required by the conversion agent; and (4) pay any transfer tax or similar tax, if required. The first day of the first calendar year quarter following the date on which the holder of Preferred Stock, Series A satisfies all those requirements is the conversion date (hereinafter the CONVERSION DATE). As soon as practicable, the Corporation shall deliver through the conversion agent a certificate for the number of full shares and fractional shares of Converted Common Stock issuable upon the conversion, except that the Corporation, at its option, may deliver in lieu of a certificate including fractional shares a certificate for the number of full shares issuable upon the conversion and a check for the value of any fractional share. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the conversion date.

          (G) At any time during the Exchange Election Period by provision of written notice to the Holders, the Corporation may elect to acquire from the Holders all, but not less than all, of the Preferred Stock, Series A. (The date such notice is provided is referred to as the CORPORATE NOTICE DATE.) In the event the Corporation exercises its election to acquire the Preferred Stock, Series A, in consideration of the transfer of the applicable shares of Preferred Stock,

     Series A from the Holders to the Corporation, the Corporation shall:

               (1) If the Market Value (as hereinafter defined) of the Converted Common Stock is greater than or equal to the Conversion Price, the Corporation shall transfer and deliver to the Holders of Preferred Stock, Series A the Converted Common Stock based upon the Conversion Price;

               (2) If the Market Value of the Converted Common Stock is less than the Conversion Price, the Corporation shall, at Holders' option, either pay to the Holders in immediately available funds an amount equal to the Conversion Price, or the Corporation shall transfer and deliver to the Holders the Converted Common Stock based upon the Conversion Price. The Holders, acting as a whole but not in part, shall make their election to receive either cash or Converted Common Stock pursuant to this Section (G)(2) within ten (10) days of the Corporate Notice Date. In the event that the Holders fail to unanimously make an election within such ten (10) day period, the Holders shall be deemed to have conclusively elected to accept cash in consideration of the transfer and delivery of the shares of Preferred Stock, Series A.

          (H) For purposes of Paragraph (G), the Market Value of the Converted Common Stock shall be the trading price of such stock as of the close of business on the date immediately preceding the Corporate Notice Date. Closing on the transfers shall be the later of thirty (30) days after the Corporate Notice Date or the first day of the first calendar year quarter immediately following the Corporate Notice Data except that, if the Holders will be receiving cash, at the Corporation's option, closing may be extended until ninety (90) days after the Corporate Notice Date. At the Closing, the Holders shall satisfy the same conditions as set forth in Subsections (1) through (4) of Paragraph (F).

          (I) All remaining Preferred Stock, Series A shall be redeemed by the Corporation for an amount equal to the Stated Value, plus any accrued and unpaid dividends, on the date that is eight (8) years from the date of Closing (hereinafter the REDEMPTION DATE) whether or not the Holders so elect. Closing on such redemption shall occur on a date specified by the Corporation but no later than ninety (90) days following the Redemption Date, provided, however, that dividends shall accrue through the date of such Closing. At Closing, the Holders shall satisfy the same conditions set forth in Subsections (1) through (4) of Paragraph (F).

          (J) For so long as shares of Preferred Stock, Series A, are outstanding, the Corporation shall not enter into any Transaction (as hereafter defined) if, upon entering into any such Transaction, the ratio of Total Obligations (as hereafter defined) to EBITDA (as hereafter defined) of the Corporation for the last fiscal quarter, thereafter annualized by multiplying such amount(s) by four (4), exceeds 8:1. For purposes hereof, the following terms shall have the following meanings:

               (1) EBITDA shall mean, for any period, the consolidated net income (or net loss) of the Corporation, as determined in accordance with generally accepted accounting principles,

                    plus (1) the sum of, without duplication, the following for
                    ----
                    the Corporation: (a) depreciation expense, (b) amortization expense, (c) the excess, if any, of gross interest expense for such period over gross interest income for such period, in each case determined in accordance with generally accepted accounting principles, (d) total income tax expense and (e) extraordinary or unusual non-cash losses, less (2)
                                                                      ----
                    extraordinary non-cash gains.

               (2) OBLIGATIONS shall mean, with respect to the Corporation, the consolidated outstanding (1) principal amount of indebtedness for borrowed money, (2) principal amount of indebtedness for the deferred purchase price of property or services (other than property or services purchased in the ordinary course of business) and (3) the total stated value outstanding preferred stock having a liquidation payment priority senior to or pari passu with the shares of
                                          ---- -----
                    Preferred Stock, Series A, excluding, however, the Preferred Stock, Series A and Preferred Stock, Series B of the Corporation.

               (3) TOTAL OBLIGATIONS shall mean, with respect to the Corporation, as of the time of determination, the aggregate consolidated amount of Obligations.

               (4) TRANSACTION as used in this Paragraph (J) shall mean, with respect to the Corporation, (1) the incurrence of any Obligation; (2) any merger or consolidation to which the Corporation is a party; or (3) the sale of all or substantially all of the assets of the Corporation.

          (K) There shall be no sinking fund with respect to the shares of the Preferred Stock, Series A.

          (L) The holders of the Preferred Stock, Series A, shall be entitled to receive, but only when, as and if declared by the Board of Directors, but in no event more frequently than quarterly, dividends at the rate fixed for such series and no more. Such dividends shall be payable on a date or dates which shall be fixed by the Board of Directors and shall be cumulative from such date as may be fixed for the series. All dividends payable on Preferred Stock, Series A shall be fully paid, or declared and set apart for payment before any dividends on the Common Stock of the Corporation shall be paid or set apart for payment so that if, for all dividend periods terminating on the same or an earlier date, dividends on all outstanding shares of the Preferred Stock, Series A at the rates fixed for the respective series shall not have been paid or set apart for payment, the deficiency shall be fully paid or set apart before payment on the Common Stock of the Corporation. The Preferred Stock, Series A shall rank pari passu with all other series of preferred stock with respect to dividends. Dividends in full shall not be paid or set apart for payment on the preferred stock of any other series for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on the preferred stock of all other series for all dividend periods in respect of such series terminating on the same or an earlier date. When the stated dividends are not paid in full on all series of the preferred stock in respect of any dividend period, the shares of all series having the same dividend period shall share ratably in the payment of dividends, including accumulations, if any, based on the dividends which would be payable on said shares if all dividends in respect of such series were paid in full. A DIVIDEND PERIOD is the period between any two consecutive dividend payment dates, excluding the first of such dates, as fixed for the series to which a share or shares shall belong. Accruals of dividends shall not bear interest.

          (M) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the preferred stock of each and every series then outstanding shall be entitled to receive out of the net assets of the Corporation, whether capital or surplus, the sums per share fixed for the shares of the respective series and payable upon such dissolution, liquidation or winding up, plus, in the case of each share, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared, before any distribution of the assets of the Corporation shall be made to the holders of the common stock of the Corporation as such.

          If the assets distributable on such dissolution, liquidation or winding up shall be insufficient to permit the payment to the holders of each series of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, then said assets shall be distributed among the holders of the respective series of the preferred stock in the order of priority as specified for each class of stock and in proportion to the sums which would be payable on such dissolution, liquidation or winding up if all such sums were paid in full in preference and priority over the shares of any of the common stock of the Corporation.

          After payment to the holders of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, the holders of the preferred stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          The sale, conveyance, exchange or transfer of all or substantially all of the property of the Corporation, or the merger or consolidation into or with any other corporation, shall not be deemed a dissolution, liquidation or winding up for the purposes of this Paragraph (M).

          (N) Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock, Series A.

          (O) So long as any shares of the Preferred Stock, Series A, are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose in the manner prescribed by the By-Laws of the Corporation) of the holders of record of at least 50% of the total number of such votes which may be cast by the Holders, each Holder being entitled to one vote for each such share of Preferred Stock, Series A:

               (1) Create or authorize any kind of stock ranking prior to the Preferred Stock, Series A with respect to the payment of dividends or upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or create or authorize any obligation or security convertible into shares of any such kind of stock;

               (2) Amend, alter, change or repeal any of the express terms of the Preferred Stock, Series A so as to affect the Holders thereof adversely.

          (P) So long as any shares of the Preferred Stock, Series A are outstanding, in the event that the Corporation shall fail to pay dividends on the Preferred Stock, Series A for at least twelve (12) consecutive calendar months sufficient to provide a cumulative dividend rate of five percent (5%) per annum, the Holders shall be entitled to elect and designate one (1) director of the Board of Directors of the Corporation and the size of the Board of Directors of the Corporation shall thereupon be increased by one (1) director, and such newly elected director shall hold its position on the Board of Directors of the Corporation only until such time as the Holders shall have received dividends sufficient to provide a cumulative dividend rate of five percent (5%) per annum, in which event such newly elected director shall be deemed to have resigned and the size of the Board of Directors shall thereupon decrease by one (1) member. The right of the Holders to elect and designate a member of the Board of Directors of the Corporation shall be exercised jointly with, and not separately from, the corresponding right granted to the Holders of the Preferred Stock, Series B, such that only one (1) member of the Board of Directors of the Corporation may be elected and designated, in the aggregate, by the Holders of the Preferred Stock, Series A and Preferred Stock, Series B.

          (Q)  REGISTRATION RIGHTS FOR COMMON SHARES.
               -------------------------------------

               (1)  Demand Registration Rights.  The Corporation covenants and
                    --------------------------
          agrees with the Holders, but not any subsequent holders, of the Preferred Stock, Series A that upon the unanimous written request of the Holders made at any time during the Exchange Election Period, but only once, the Corporation will file as promptly as practicable and, in any event, within one hundred eighty (180) days after receipt of such written request, a new registration statement (a REGISTRATION STATEMENT) or a post-effective amendment to an existing registration statement (an AMENDMENT) under the Securities Act of 1933 (the ACT), registering or qualifying the Converted Common Stock for sale. No other securities of the Corporation shall be entitled to be included in such Amendment or Registration Statement. The Corporation will use its good faith efforts to file and cause to become effective any such

          Amendment or Registration Statement as promptly as practicable and remain effective for a period of not less than sixty (60) days or such shorter period as is necessary to complete the distributions.

               (2)  Piggyback Registration Rights. The Corporation covenants and
                    -----------------------------
          agrees with the Holders, but not any subsequent holders of the Preferred Stock, Series A, that if, at any time within the Exchange Election Period the Corporation proposes to file a Registration Statement with respect to any class of security (other than in connection with an offering to the Corporation's (or its affiliates') employees under the Act in a primary registration on behalf of the Corporation and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Converted Common Stock, the Corporation will give written notice, which shall be given at least forty five (45) days prior to such filing, to the Holders of its intention to file a Registration Statement and will offer to include in such Registration Statement to the maximum extent possible, and limited, in the case of a Regulation A offering, to the amount of the available exemption, subject to paragraphs (a) and (b) of this Paragraph (2), such number of Converted Common Stock with respect to which the Corporation has received written requests for inclusion therein by the Holders within ten (10) days after the giving of notice by the Corporation. This right shall only apply to Holders who have converted to Converted Common Stock prior to the date written notice is given by the Corporation unless all, but not less than all, of the Holders who have not converted to Converted Common Stock elect under Paragraph (E) to convert to Converted Common Stock. All registrations requested pursuant to this Paragraph Q(2) are referred to herein as PIGGYBACK REGISTRATIONS. This paragraph is not applicable to a Registration Statement filed by the Corporation with the Securities and Exchange Commission (the SEC) on Forms S-4 or S-8 or any successor form or any Registration Statement filed with the SEC prior to the Closing.

                    (a)  Priority on Primary Registrations.  If a Piggyback
                         ---------------------------------
                         Registration includes an underwritten primary registration on behalf of the Corporation and the underwriter(s) for the offering being registered by the Corporation shall determine in good faith and advise the Corporation in writing that in its opinion the number of shares of Converted Common Stock requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Corporation, the Corporation will include in such registration (i) first, the securities that the Corporation proposes to sell and (ii) second, to the extent feasible, the Converted Common Stock requested to be included in such registration, apportioned ratably among the Holders of Converted Common Stock requiring to be included in such registration.

                    (b)  Priority on Secondary Registrations.  If a Piggyback
                         -----------------------------------
                         Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Corporation (other than pursuant to Paragraph Q(1), and the underwriter(s) for the offering being registered by the Corporation advise the Corporation in writing that in its opinion the number of shares of Converted Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities by the Corporation, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, to the extent feasible, the Converted Common Stock requested to be included in such registration above, apportioned ratably, among all such Holders on the basis of the number of shares requested to be included by each such Holder.

               (3)  Restrictions on Registration Rights.
                    -----------------------------------

                    (a)  Notwithstanding the provisions set forth in Sections
                         (2)(a) and (2)(b) above or any other provisions, if any such underwriter shall determine in good faith and advise the Corporation in writing that the distribution of the Converted Common Stock requested to be included in the registration concurrently with the securities being registered by the Corporation would materially adversely affect the distribution of such securities by the Corporation, then the Holders of such Converted Common Stock shall delay their offering and sale for such period ending on the earliest of (1) ninety (90) days following the effective date of the Corporation's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as the Corporation, the underwriter(s) and the Holders shall otherwise agree. In the event of such delay, the Corporation shall file such supplements, post-effective amendments and take any such other steps as may be reasonably necessary to permit such Holders to make their proposed offering and sale for a period not to exceed ninety (90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Notwithstanding the foregoing, the Corporation shall not be required to file a registration statement to include shares of Converted Common Stock pursuant to this Paragraph (Q) if an opinion of independent counsel, reasonably satisfactory to counsel for the Corporation, that the shares of Converted Common Shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act shall have been delivered to counsel for the Corporation and the Holders shall have agreed to indemnify the Corporation with respect to the accuracy of the matter described in any such opinion and the actions of the Corporation taken in reliance thereon.

                    (b) The Corporation shall not be required to file a Registration Statement or

                         Amendment at a time when the audited financial statements required to be included therein are not available, which time shall be limited to the period commencing forty five (45) days after the end of the Corporation's last fiscal year and ending ninety (90) days after the end of such fiscal year existing at the time of the proposed offering.

                    (c) The Corporation shall not be required to file a Registration Statement or Amendment if the Corporation furnishes to the Holders a certificate signed by the Corporation's Chairman or President stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to the Corporation or its shareholders for such a Registration Statement or Amendment to be filed as expeditiously as possible, in which case the Corporation shall have a period of not more than 180 days within which to file such Registration Statement or Amendment measured from the date of the Corporation's receipt of Holders' request for registration.

               (4)  Costs of Registration.
                    ---------------------

                    (a) All costs, expenses, fees and other charges, including but not limited to reasonable attorneys' and accounting fees and expenses (collectively, the EXPENSES), arising as a result of any registration pursuant to Paragraph
                         (Q) shall be borne by the Corporation and the Holders, or both, as follows:

                         (i) With respect to an election made by the Holders during the first two (2) years of the Exchange Election Period, the Holders shall be solely responsible for all such Expenses.

                         (ii) With respect to any election made by the Holders
                              during the period commencing on the day after the first two (2) years of the Exchange Election Period, through and until the day prior to the date that is three (3) years after the beginning of the Exchange Election Period, the Expenses shall be shared equally by the Holders and the Corporation.

                       (iii) With respect to any election made by the Holders during the period commencing on the earlier of (1) the date that is three (3) years after the beginning of the Exchange Election Period, or (2) the date of the Closing with respect to any option exercised by the Corporation pursuant to Paragraph
                              (G) of this Agreement (other than where the Holders have elected to receive immediately available funds at Closing) through and until the expiration of the Exchange Election Period, the Expenses shall be borne solely by the Corporation.

                    (b) With respect to any election made by the Holders pursuant to Paragraph (Q)(2), the Expenses shall be borne solely by the Corporation.

                    (c) Notwithstanding any other provision of these terms of Preferred Stock, Series A to the contrary, the Holders shall be solely responsible for any fees and disbursements of any counsel, accountant or other professional for the Holders; any underwriters discount or commission in respect of such Converted Common Stock; and the cost of and liability or similar insurance required by an underwriter to the extent that such costs are attributable to the offering of such Converted Common Stock.

               (5)  Subsequent Holder.  The reference to any "subsequent holder"
                    -----------------
          as stated above shall not include any trustee designated by the Holders under a trust agreement for their benefit.

                                  EXHIBIT M-2

                   TERMS OF C-TEC PREFERRED STOCK, SERIES B

                      C-TEC Corporation (the CORPORATION)
                           Preferred Stock, Series B

     The designation, preferences, privileges and voting powers of the shares of the Preferred Stock, Series B, and the restrictions or qualifications thereof (insofar as they differ from or supplement the provisions which are applicable to all shares of the Corporation's stock), are as follows:

          (A) The preferred stock described herein shall be designated as Preferred Stock, Series B (hereinafter referred to as PREFERRED STOCK, SERIES B).

          (B) The dividend rate thereof shall be five percent (5%) per annum. The dividends on the shares of the Preferred Stock, Series B shall be cumulative from the first day of the calendar month in which the shares of the Preferred Stock, Series B, if any, shall be issued, with accruals of dividends uniform with the unpaid accruals of dividends, if any, on the Preferred Stock, Series B outstanding at the time of the issue thereof; provided, however, that if any shares of Preferred Stock, Series B are issued prior to January 1, 1996, dividends shall begin to accrue thereon on January 1, 1996.

          (C) Except as provided in Paragraphs (O) and (P), the Preferred Stock, Series B shall have no voting rights whatsoever.

          (D) The sum per share payable upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be $10 per share (hereinafter referred to as the STATED VALUE) plus an amount equal to the dividends accrued and unpaid on such share, whether or not earned or declared.

          (E) Each Holder of the shares of the Preferred Stock, Series B (hereinafter referred to individually as a HOLDER, collectively, the HOLDERS), may elect at any time during the EXCHANGE ELECTION PERIOD (as defined below), to convert the shares of Preferred Stock, Series B into common stock of the Corporation (hereinafter, the CONVERTED COMMON STOCK). The number of shares of Converted Common Stock issuable upon conversion of shares of Preferred Stock, Series B is determined by dividing the aggregate Stated Value of the Preferred Stock, Series B which is being converted, by the CONVERSION PRICE (as defined below) and rounding the result to the nearest 1/100th of a share. No payment or adjustment in respect of dividends on Converted Common Stock or Preferred Stock, Series B will be made upon conversion of shares of Preferred Stock, Series B; provided, however, that any accrued and unpaid dividends on such Preferred Stock, Series B as of the Conversion Date (as hereinafter defined) shall be paid to the Holders of the Converted Common Stock into which such Preferred Stock, Series B is converted, when and if any dividend is subsequently declared and paid to the holder or holders of the Corporation's capital stock. The conversion price is $38.50 per share (the CONVERSION PRICE). The EXCHANGE ELECTION PERIOD shall mean the period commencing on the date that is three (3) years after the date of Closing (as such term is defined in that certain Merger Agreement dated September 23, 1994 as amended by that certain Amendment Agreement dated March 30, 1995, and as further amended by that certain Second Amendment Agreement dated May 15, 1995) and ending on the date that is eight (8) years after Closing. An election by a Holder shall only be effective if the total shares of Preferred Stock, Series B proposed to be converted by the Holder (or by the Holder and other Holders electing at the same time) equals at least five percent (5%) of the total shares of Preferred Stock, Series A and Preferred Stock, Series B outstanding at the time such election is made.

          (F) To convert Preferred Stock, Series B into Converted Common Stock, a Holder must: (1) complete and sign the conversion notice on the back of the Preferred Stock, Series B certificate; (2) surrender that certificate to a conversion agent designated by the Corporation; (3) furnish appropriate endorsement and transfer documents if required by the conversion agent; and (4) pay any transfer tax or similar tax, if required. The first day of the first calendar year quarter following the date on which the holder of Preferred Stock, Series B satisfies all those requirements is the conversion date (hereinafter the CONVERSION DATE). As soon as practicable, the Corporation shall deliver through the conversion agent a certificate for the number of full shares and fractional shares of Converted Common Stock issuable upon the conversion, except that the Corporation, at its option, may deliver in lieu of a certificate including fractional shares a certificate for the number of full shares issuable upon the conversion and a check for the value of any fractional share. The person in whose name the certificate is registered shall be treated as a shareholder of record on and after the conversion date.

          (G) At any time during the Exchange Election Period by provision of written notice to the Holders, the Corporation may elect to acquire from the Holders all, but not less than all, of the Preferred Stock, Series B. (The date such notice is provided is referred to as the CORPORATE NOTICE DATE.) In the event the Corporation exercises its election to acquire the Preferred Stock, Series B, in consideration of the transfer of the applicable shares of Preferred Stock,

     Series B from the Holders to the Corporation, the Corporation shall:

               (1) If the Market Value (as hereinafter defined) of the Converted Common Stock is greater than or equal to the Conversion Price, the Corporation shall transfer and deliver to the Holders of Preferred Stock, Series B the Converted Common Stock based upon the Conversion Price;

               (2) If the Market Value of the Converted Common Stock is less than the Conversion Price, the Corporation shall, at Holders' option, either pay to the Holders in immediately available funds an amount equal to the Conversion Price, or the Corporation shall transfer and deliver to the Holders the Converted Common Stock based upon the Conversion Price. The Holders, acting as a whole but not in part, shall make their election to receive either cash or Converted Common Stock pursuant to this Section (G)(2) within ten (10) days of the Corporate Notice Date. In the event that the Holders fail to unanimously make an election within such ten (10) day period, the Holders shall be deemed to have conclusively elected to accept cash in consideration of the transfer and delivery of the shares of Preferred Stock, Series B.

          (H) For purposes of Paragraph (G), the Market Value of the Converted Common Stock shall be the trading price of such stock as of the close of business on the date immediately preceding the Corporate Notice Date. Closing on the transfers shall be the later of thirty (30) days after the Corporate Notice Date or the first day of the first calendar year quarter immediately following the Corporate Notice Data except that, if the Holders will be receiving cash, at the Corporation's option, closing may be extended until ninety (90) days after the Corporate Notice Date. At the Closing, the Holders shall satisfy the same conditions as set forth in Subsections (1) through (4) of Paragraph (F).

          (I) All remaining Preferred Stock, Series B shall be redeemed by the Corporation for an amount equal to the Stated Value, plus any accrued and unpaid dividends, on the date that is eight (8) years from the date of Closing (hereinafter the REDEMPTION DATE) whether or not the Holders so elect. Closing on such redemption shall occur on a date specified by the Corporation but no later than ninety (90) days following the Redemption Date, provided, however, that dividends shall accrue through the date of such Closing. At Closing, the Holders shall satisfy the same conditions set forth in Subsections (1) through (4) of Paragraph (F).

          (J) For so long as shares of Preferred Stock, Series B, are outstanding, the Corporation shall not enter into any Transaction (as hereafter defined) if, upon entering into any such Transaction, the ratio of Total Obligations (as hereafter defined) to EBITDA (as hereafter defined) of the Corporation for the last fiscal quarter, thereafter annualized by multiplying such amount(s) by four (4), exceeds 8:1. For purposes hereof, the following terms shall have the following meanings:

               (1) EBITDA shall mean, for any period, the consolidated net income (or net loss) of the Corporation, as determined in accordance with generally accepted accounting principles,

                    plus (1) the sum of, without duplication, the following for
                    ----
                    the Corporation: (a) depreciation expense, (b) amortization expense, (c) the excess, if any, of gross interest expense for such period over gross interest income for such period, in each case determined in accordance with generally accepted accounting principles, (d) total income tax expense and (e) extraordinary or unusual non-cash losses, less (2)
                                                                      ----
                    extraordinary non-cash gains.

               (2) OBLIGATIONS shall mean, with respect to the Corporation, the consolidated outstanding (1) principal amount of indebtedness for borrowed money, (2) principal amount of indebtedness for the deferred purchase price of property or services (other than property or services purchased in the ordinary course of business) and (3) the total stated value outstanding preferred stock having a liquidation payment priority senior to or pari passu with the shares of
                                          ---- -----
                    Preferred Stock, Series B, excluding, however, the Preferred Stock, Series A and Preferred Stock, Series B of the Corporation.

              (3) TOTAL OBLIGATIONS shall mean, with respect to the Corporation, as of the time of determination, the aggregate consolidated amount of Obligations.

               (4) TRANSACTION as used in this Paragraph (J) shall mean, with respect to the Corporation, (1) the incurrence of any Obligation; (2) any merger or consolidation to which the Corporation is a party; or (3) the sale of all or substantially all of the assets of the Corporation.

          (K) There shall be no sinking fund with respect to the shares of the Preferred Stock, Series B.

          (L) The holders of the Preferred Stock, Series B, shall be entitled to receive, but only when, as and if declared by the Board of Directors, but in no event more frequently than quarterly, dividends at the rate fixed for such series and no more. Such dividends shall be payable on a date or dates which shall be fixed by the Board of Directors and shall be cumulative from such date as may be fixed for the series. All dividends payable on Preferred Stock, Series B shall be fully paid, or declared and set apart for payment before any dividends on the Common Stock of the Corporation shall be paid or set apart for payment so that if, for all dividend periods terminating on the same or an earlier date, dividends on all outstanding shares of the Preferred Stock, Series B at the rates fixed for the respective series shall not have been paid or set apart for payment, the deficiency shall be fully paid or set apart before payment on the Common Stock of the Corporation. The Preferred Stock, Series B shall rank pari passu with all other series of preferred stock with respect to dividends. Dividends in full shall not be paid or set apart for payment on the preferred stock of any other series for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on the preferred stock of all other series for all dividend periods in respect of such series terminating on the same or an earlier date. When the stated dividends are not paid in full on all series of the preferred stock in respect of any dividend period, the shares of all series having the same dividend period shall share ratably in the payment of dividends, including accumulations, if any, based on the dividends which would be payable on said shares if all dividends in respect of such series were paid in full. A DIVIDEND PERIOD is the period between any two consecutive dividend payment dates, excluding the first of such dates, as fixed for the series to which a share or shares shall belong. Accruals of dividends shall not bear interest.

          (M) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the preferred stock of each and every series then outstanding shall be entitled to receive out of the net assets of the Corporation, whether capital or surplus, the sums per share fixed for the shares of the respective series and payable upon such dissolution, liquidation or winding up, plus, in the case of each share, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared, before any distribution of the assets of the Corporation shall be made to the holders of the common stock of the Corporation as such.

          If the assets distributable on such dissolution, liquidation or winding up shall be insufficient to permit the payment to the holders of each series of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, then said assets shall be distributed among the holders of the respective series of the preferred stock in the order of priority as specified for each class of stock and in proportion to the sums which would be payable on such dissolution, liquidation or winding up if all such sums were paid in full in preference and priority over the shares of any of the common stock of the Corporation.

          After payment to the holders of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, the holders of the preferred stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          The sale, conveyance, exchange or transfer of all or substantially all of the property of the Corporation, or the merger or consolidation into or with any other corporation, shall not be deemed a dissolution, liquidation or winding up for the purposes of this Paragraph (M).

          (N) Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock, Series B.

          (O) So long as any shares of the Preferred Stock, Series B, are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose in the manner prescribed by the By-Laws of the Corporation) of the holders of record of at least 50% of the total number of such votes which may be cast by the Holders, each Holder being entitled to one vote for each such share of Preferred Stock, Series B:

               (1) Create or authorize any kind of stock ranking prior to the Preferred Stock, Series B with respect to the payment of dividends or upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or create or authorize any obligation or security convertible into shares of any such kind of stock;

               (2) Amend, alter, change or repeal any of the express terms of the Preferred Stock, Series B so as to affect the Holders thereof adversely.

          (P) So long as any shares of the Preferred Stock, Series B are outstanding, in the event that the Corporation shall fail to pay dividends on the Preferred Stock, Series B for at least twelve (12) consecutive calendar months sufficient to provide a cumulative dividend rate of five percent (5%) per annum, the Holders shall be entitled to elect and designate one (1) director of the Board of Directors of the Corporation and the size of the Board of Directors of the Corporation shall thereupon be increased by one (1) director, and such newly elected director shall hold its position on the Board of Directors of the Corporation only until such time as the Holders shall have received dividends sufficient to provide a cumulative dividend rate of five percent (5%) per annum, in which event such newly elected director shall be deemed to have resigned and the size of the Board of Directors shall thereupon decrease by one (1) member. The right of the Holders to elect and designate a member of the Board of Directors of the Corporation shall be exercised jointly with, and not separately from, the corresponding right granted to the Holders of the Preferred Stock, Series B, such that only one (1) member of the Board of Directors of the Corporation may be elected and designated, in the aggregate, by the Holders of the Preferred Stock, Series A and Preferred Stock, Series B.

          (Q)  REGISTRATION RIGHTS FOR COMMON SHARES.
               -------------------------------------

               (1)  Demand Registration Rights.  The Corporation covenants and
                    --------------------------
          agrees with the Holders, but not any subsequent holders, of the Preferred Stock, Series B that upon the unanimous written request of the Holders made at any time during the Exchange Election Period, but only once, the Corporation will file as promptly as practicable and, in any event, within one hundred eighty (180) days after receipt of such written request, a new registration statement (a REGISTRATION STATEMENT) or a post-effective amendment to an existing registration statement (an AMENDMENT) under the Securities Act of 1933 (the ACT), registering or qualifying the Converted Common Stock for sale. No other securities of the Corporation shall be entitled to be included in such Amendment or Registration Statement. The Corporation will use its good faith efforts to file and cause to become effective any such

          Amendment or Registration Statement as promptly as practicable and remain effective for a period of not less than sixty (60) days or such shorter period as is necessary to complete the distributions.

               (2)  Piggyback Registration Rights. The Corporation covenants and
                    -----------------------------
          agrees with the Holders, but not any subsequent holders, of the Preferred Stock, Series B, that if, at any time within the Exchange Election Period the Corporation proposes to file a Registration Statement with respect to any class of security (other than in connection with an offering to the Corporation's (or its affiliates') employees under the Act in a primary registration on behalf of the Corporation and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Converted Common Stock, the Corporation will give written notice, which shall be given at least forty five (45) days prior to such filing, to the Holders of its intention to file a Registration Statement and will offer to include in such Registration Statement to the maximum extent possible, and limited, in the case of a Regulation A offering, to the amount of the available exemption, subject to paragraphs (a) and (b) of this Paragraph (2), such number of Converted Common Stock with respect to which the Corporation has received written requests for inclusion therein by the Holders within ten (10) days after the giving of notice by the Corporation. This right shall only apply to Holders who have converted to Converted Common Stock prior to the date written notice is given by the Corporation unless all, but not less than all, of the Holders who have not converted to Converted Common Stock elect under Paragraph (E) to convert to Converted Common Stock. All registrations requested pursuant to this Paragraph Q(2) are referred to herein as PIGGYBACK REGISTRATIONS. This paragraph is not applicable to a Registration Statement filed by the Corporation with the Securities and Exchange Commission (the SEC) on Forms S-4 or S-8 or any successor form or any Registration Statement filed with the SEC prior to the Closing.

                    (a)  Priority on Primary Registrations.  If a Piggyback
                         ---------------------------------
                         Registration includes an underwritten primary registration on behalf of the Corporation and the underwriter(s) for the offering being registered by the Corporation shall determine in good faith and advise the Corporation in writing that in its opinion the number of shares of Converted Common Stock requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Corporation, the Corporation will include in such registration (i) first, the securities that the Corporation proposes to sell and (ii) second, to the extent feasible, the Converted Common Stock requested to be included in such registration, apportioned ratably among the Holders of Converted Common Stock requiring to be included in such registration.

                    (b)  Priority on Secondary Registrations.  If a Piggyback
                         -----------------------------------
                         Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Corporation (other than pursuant to Paragraph Q(1), and the underwriter(s) for the offering being registered by the Corporation advise the Corporation in writing that in its opinion the number of shares of Converted Common Stock requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities by the Corporation, the Corporation will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, to the extent feasible, the Converted Common Stock requested to be included in such registration above, apportioned ratably, among all such Holders on the basis of the number of shares requested to be included by each such Holder.

               (3)  Restrictions on Registration Rights.
                    -----------------------------------

                    (a)  Notwithstanding the provisions set forth in Sections
                         (2)(a) and (2)(b) above or any other provisions, if any such underwriter shall determine in good faith and advise the Corporation in writing that the distribution of the Converted Common Stock requested to be included in the registration concurrently with the securities being registered by the Corporation would materially adversely affect the distribution of such securities by the Corporation, then the Holders of such Converted Common Stock shall delay their offering and sale for such period ending on the earliest of (1) ninety (90) days following the effective date of the Corporation's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as the Corporation, the underwriter(s) and the Holders shall otherwise agree. In the event of such delay, the Corporation shall file such supplements, post-effective amendments and take any such other steps as may be reasonably necessary to permit such Holders to make their proposed offering and sale for a period not to exceed ninety (90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Notwithstanding the foregoing, the Corporation shall not be required to file a registration statement to include shares of Converted Common Stock pursuant to this Paragraph (Q) if an opinion of independent counsel, reasonably satisfactory to counsel for the Corporation, that the shares of Converted Common Shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act shall have been delivered to counsel for the Corporation and the Holders shall have agreed to indemnify the Corporation with respect to the accuracy of the matter described in any such opinion and the actions of the Corporation taken in reliance thereon.

                    (b) The Corporation shall not be required to file a Registration Statement or

                         Amendment at a time when the audited financial statements required to be included therein are not available, which time shall be limited to the period commencing forty five (45) days after the end of the Corporation's last fiscal year and ending ninety (90) days after the end of such fiscal year existing at the time of the proposed offering.

                    (c) The Corporation shall not be required to file a Registration Statement or Amendment if the Corporation furnishes to the Holders a certificate signed by the Corporation's Chairman or President stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to the Corporation or its shareholders for such a Registration Statement or Amendment to be filed as expeditiously as possible, in which case the Corporation shall have a period of not more than 180 days within which to file such Registration Statement or Amendment measured from the date of the Corporation's receipt of Holders' request for registration.

               (4)  Costs of Registration.
                    ---------------------

                    (a) All costs, expenses, fees and other charges, including but not limited to reasonable attorneys' and accounting fees and expenses (collectively, the EXPENSES), arising as a result of any registration pursuant to Paragraph
                         (Q) shall be borne by the Corporation and the Holders, or both, as follows:

                         (i) With respect to an election made by the Holders during the first two (2) years of the Exchange Election Period, the Holders shall be solely responsible for all such Expenses.

                         (ii) With respect to any election made by the Holders
                              during the period commencing on the day after the first two (2) years of the Exchange Election Period, through and until the day prior to the date that is three (3) years after the beginning of the Exchange Election Period, the Expenses shall be shared equally by the Holders and the Corporation.

                       (iii) With respect to any election made by the Holders during the period commencing on the earlier of (1) the date that is three (3) years after the beginning of the Exchange Election Period, or (2) the date of the Closing with respect to any option exercised by the Corporation pursuant to Paragraph
                              (G) of this Agreement (other than where the Holders have elected to receive immediately available funds at Closing) through and until the expiration of the Exchange Election Period, the Expenses shall be borne solely by the Corporation.

                    (b) With respect to any election made by the Holders pursuant to Paragraph (Q)(2), the Expenses shall be borne solely by the Corporation.

                    (c) Notwithstanding any other provision of these terms of Preferred Stock, Series B to the contrary, the Holders shall be solely responsible for any fees and disbursements of any counsel, accountant or other professional for the Holders; any underwriters discount or commission in respect of such Converted Common Stock; and the cost of and liability or similar insurance required by an underwriter to the extent that such costs are attributable to the offering of such Converted Common Stock.

               (5)  Subsequent Holder.  The reference to any "subsequent holder"
                    -----------------
          as stated above shall not include any trustee designated by the Holders under a trust agreement for their benefit.

          (R)  SET-OFF RIGHTS.  In the event that all or any of the Holders of
               --------------
     Preferred Stock, Series B shall be required to make any payment to or indemnify or hold harmless the Corporation, or any affiliate, pursuant to the terms and provisions of the Merger Agreement, including but not limited to any and all payments and indemnity obligations arising under
     Article X of the Merger Agreement, the Corporation shall be entitled to set-off all such payments and indemnification and hold harmless obligations in accordance with the Merger Agreement against any and all amounts, payments and other consideration to be paid and delivered by the Corporation hereunder whether in the form of cash, instruments, stock or otherwise.

                                  EXHIBIT N-1

                TERMS OF C-TEC CABLE PREFERRED STOCK, SERIES A

                  C-TEC Cable Systems, Inc. (the CORPORATION)
                           Preferred Stock, Series A

     The designation preferences, privileges and voting powers of the shares of the Preferred Stock, Series A, and the restrictions or qualifications thereof (insofar as they differ from or supplement the provisions which are applicable to all shares of the preferred stock irrespective of series), are as follows:

          (A) The series shall be designated as Preferred Stock, Series A (hereinafter referred to as Preferred Stock, Series A).

          (B) The dividend rate thereof shall be five percent (5%) per annum. The dividends on the shares of the Preferred Stock shall be cumulative from the first day of the calendar month in which the shares of the Preferred Stock, Series A, if any, shall be issued, with accruals of dividends uniform with the unpaid accruals of dividends, if any, on the Preferred Stock, Series A outstanding at the time of the issue thereof.

          (C) Except as provided in Subsection (K) and (L), the Preferred Stock, Series A shall have no voting rights whatsoever.

          (D) The sum per share payable upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be $10 per share plus an amount equal to the dividends accrued and unpaid on such share, whether or not earned or declared.

          (E) The holders of the shares of the Preferred Stock, Series A (collectively, the HOLDERS), acting as a whole, may elect, or may be required, as the case may be, at any time during the period (the ELECTION PERIOD) commencing on the date that is three (3) years and expiring on the date that is eight (8) years from the date of Closing (as such term is defined in that certain Merger Agreement dated September 23, 1994, as amended by that certain Amendment Agreement dated March 30, 1995, and further amended by that certain Second Amendment Agreement dated May 15, 1995 (the AGREEMENT), to exchange their shares of Preferred Stock, Series A with C-TEC Corporation, a Pennsylvania corporation (C-TEC), either for shares of common stock of C-TEC (C-TEC COMMON) or cash. The terms and conditions of such exchange rights are set forth in that certain Share Exchange Option Agreement between the Holders and C-TEC dated ___________ (the

     EXCHANGE AGREEMENT). In the event that either C-TEC or the Holders exercise their option, in accordance with the Exchange Agreement to exchange shares of Preferred Stock, Series A for C-TEC Common or cash, as the case may be, and provided the Corporation has received notice of any such election in writing not less than 30 nor more than 90 days prior to the date fixed for such exchange, the Corporation shall cooperate and take such actions as are reasonably required to effectuate such exchange on the books and records of the Corporation.

          (F) For so long as shares of Preferred Stock, Series A are outstanding, the Corporation shall not enter into any Transaction (as hereafter defined) if, upon entering into any such Transaction, the ratio of Total Obligations (as hereafter defined) to EBITDA (as hereafter defined) of the Corporation for the last fiscal quarter, thereafter annualized by multiplying such amount(s) by four (4), exceeds 8:1. For purposes hereof, the following terms shall have the following meanings:

               . EBITDA shall mean, for any period, the consolidated net income (or net loss) of the Corporation, as determined in accordance with generally accepted accounting principles,

                    plus (1) the sum of, without duplication, the following for
                    ----
                    the Corporation: (a) depreciation expense, (b) amortization expense, (c) the excess, if any, of gross interest expense for such period over gross interest income for such period, in each case determined in accordance with generally accepted accounting principles, (d) total income tax expense and (e) extraordinary or unusual non-cash losses, less (2)
                                                                      ----
                    extraordinary non-cash gains.

               . OBLIGATIONS shall mean, with respect to the Corporation, the consolidated outstanding (1) principal amount of indebtedness for borrowed money, (2) principal amount of indebtedness for the deferred purchase price of property or services (other than property or services purchased in the ordinary course of business) and (3) total stated value of issued and outstanding preferred stock having a liquidation payment priority senior to or pari passu with the shares of
                                                  ---- -----
                    Preferred Stock, Series A, excluding, however, the Preferred Stock, Series A and Preferred Stock, Series B of the Corporation.

               . TOTAL OBLIGATIONS shall mean, with respect to the Corporation, as of the time of determination, the aggregate consolidated amount of Obligations.

               . TRANSACTION shall mean, with respect to the Corporation, (1) the incurrence of any Obligation; (2) any merger or consolidation to which the Corporation is a party; or (3) the sale of all or substantially all of the assets of the Corporation.

          (G) There shall be no sinking fund with respect to the shares of the Preferred Stock, Series A.

          (H) The holders of the Preferred Stock, Series A, shall be entitled to receive, but only when, as and if declared by the Board of Directors, but in no event more frequently than quarterly, dividends at the rate fixed for such series and no more. Such dividends shall be payable on a date or dates which shall be fixed by the Board of Directors and shall be cumulative from such date as may be fixed for the series. All dividends payable on Preferred Stock, Series A shall be fully paid, or declared and set apart for payment before any dividends on the common stock of the Corporation shall be paid or set apart for payment so that if, for all dividend periods terminating on the same or an earlier date, dividends on all outstanding shares of the Preferred Stock, Series A at the rates fixed for the respective series shall not have been paid or set apart for payment, the deficiency shall be fully paid or set apart before payment on the common stock of the Corporation. The Preferred Stock, Series A, shall rank pari passu with all other series of preferred stock with respect to dividends. Dividends in full shall not be paid or set apart for payment on the preferred stock of any other series for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on the preferred stock of all other series for all dividend periods in respect of such series terminating on the same or an earlier date. When the stated dividends are not paid in full on all series of the preferred stock in respect of any dividend period, the shares of all series having the same dividend period shall share ratably in the payment of dividends, including accumulations, if any, based on the dividends which would be payable on said shares if all dividends in respect of such series were paid in full. A DIVIDEND PERIOD is the period between any two consecutive dividend payment dates, excluding the first of such dates, as fixed for the series to which a share or shares shall belong. Accruals of dividends shall not bear interest.

          (I) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the preferred stock of each and every series then outstanding shall be entitled to receive out of the net assets of the Corporation, whether capital or surplus, the sums per share fixed for the shares of the respective series and payable upon such dissolution, liquidation or winding up, plus, in the case of each share, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared, before any distribution of the assets of the Corporation shall be made to the holders of the common stock of the Corporation as such.

          If the assets distributable on such dissolution, liquidation or winding up shall be insufficient to permit the payment to the holders of each series of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, then said assets shall be distributed among the holders of the respective series of the preferred stock in the order of priority as specified for each class of stock and in proportion to the sums which would be payable on such dissolution, liquidation or winding up if all such sums were paid in full in preference and priority over the shares of any of the Common Stock of the Corporation.

          After payment to the holders of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, the holders of the preferred stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          The sale, conveyance, exchange or transfer of all or substantially all of the property of the Corporation, or the merger or consolidation into or with any other corporation, shall not be deemed a dissolution, liquidation or winding up for the purposes of this Subsection (I).

          (J) Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock, Series A.

          (K) So long as any shares of the Preferred Stock, Series A are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose in the manner prescribed by the By-Laws of the Corporation) of the holders of record of at least 50% of the total number of such votes which may be cast by the Holders, each Holder being entitled to one vote for each such share of Preferred Stock, Series A:

               (1) Create or authorize any kind of stock ranking prior to the Preferred Stock, Series A with respect to the payment of dividends or upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or create or authorize any obligation or security convertible into shares of any such kind of stock;

               (2) Amend, alter, change or repeal any of the express terms of the Preferred Stock, Series A so as to affect the Holders thereof adversely.

          (L) So long as any shares of the Preferred Stock, Series A are outstanding, in the event that the Corporation shall fail to pay dividends on the Preferred Stock, Series A or Preferred Stock, Series B for at least twelve (12) consecutive calendar months sufficient to provide a cumulative dividend rate of five percent (5%) per annum, the Holders shall be entitled to elect and designate one (1) director of the Board of Directors of the Corporation and the size of the Board of Directors of the Corporation shall thereupon be increased by one (1) director, and such newly elected director shall hold its position on the Board of Directors of the Corporation only until such time as the Holders shall have received dividends sufficient to provide a cumulative dividend rate of five percent (5%) per annum, in which event such newly elected director shall be deemed to have resigned and the size of the Board of Directors shall thereupon decrease by one (1) member. The right of the Holders to elect and designate a member of the Board of Directors of the Corporation shall be exercised jointly with, and not separately from, the corresponding right granted to the Holders of the Preferred Stock, Series B, such that only one (1) member of the Board of Directors of the Corporation may be elected and designated, in the aggregate, by the Holders of the Preferred Stock, Series A and the Preferred Stock, Series B.

                                  EXHIBIT N-2

                TERMS OF C-TEC CABLE PREFERRED STOCK, SERIES B

                  C-TEC Cable Systems, Inc. (the CORPORATION)
                           Preferred Stock, Series B

     The designation preferences, privileges and voting powers of the shares of the Preferred Stock, Series B, and the restrictions or qualifications thereof (insofar as they differ from or supplement the provisions which are applicable to all shares of the preferred stock irrespective of series), are as follows:

          (A) The series shall be designated as Preferred Stock, Series B (hereinafter referred to as "Preferred Stock, Series B").

          (B) The dividend rate thereof shall be five percent (5%) per annum. The dividends on the shares of the Preferred Stock shall be cumulative from the first day of the calendar month in which the shares of the Preferred Stock, Series B, if any, shall be issued, with accruals of dividends uniform with the unpaid accruals of dividends, if any, on the Preferred Stock, Series B outstanding at the time of the issue thereof.

          (C) Except as provided in Subsection (K) and (L), the Preferred Stock, Series B shall have no voting rights whatsoever.

          (D) The sum per share payable upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be $10 per share plus an amount equal to the dividends accrued and unpaid on such share, whether or not earned or declared.

          (E) The holders of the shares of the Preferred Stock, Series B (collectively, the HOLDERS), acting as a whole, may elect, or may be required, as the case may be, at any time during the period (the ELECTION PERIOD) commencing on the date that is three (3) years and expiring on the date that is eight (8) years from the date of Closing (as such term is defined in that certain Merger Agreement dated September 23, 1994, as amended by that certain Amendment Agreement dated March 30, 1995, and further amended by that certain Second Amendment Agreement dated May 15, 1995 (the AGREEMENT), to exchange their shares of Preferred Stock, Series B with C-TEC Corporation, a Pennsylvania corporation (C-TEC), either for shares of common stock of C-TEC (C-TEC COMMON) or cash. The terms and conditions of such exchange rights are set forth in that certain Share Exchange Option Agreement between the Holders and C-TEC dated ___________ (the

     EXCHANGE AGREEMENT). In the event that either C-TEC or the Holders exercise their option, in accordance with the Exchange Agreement to exchange shares of Preferred Stock, Series B for C-TEC Common or cash, as the case may be, and provided the Corporation has received notice of any such election in writing not less than 30 nor more than 90 days prior to the date fixed for such exchange, the Corporation shall cooperate and take such actions as are reasonably required to effectuate such exchange on the books and records of the Corporation.

          (F) For so long as shares of Preferred Stock, Series B are outstanding, the Corporation shall not enter into any Transaction (as hereafter defined) if, upon entering into any such Transaction, the ratio of Total Obligations (as hereafter defined) to EBITDA (as hereafter defined) of the Corporation for the last fiscal quarter, thereafter annualized by multiplying such amount(s) by four (4), exceeds 8:1. For purposes hereof, the following terms shall have the following meanings:

               . EBITDA shall mean, for any period, the consolidated net income (or net loss) of the Corporation, as determined in accordance with generally accepted accounting principles,

                    plus (1) the sum of, without duplication, the following for
                    ----
                    the Corporation: (a) depreciation expense, (b) amortization expense, (c) the excess, if any, of gross interest expense for such period over gross interest income for such period, in each case determined in accordance with generally accepted accounting principles, (d) total income tax expense and (e) extraordinary or unusual non-cash losses, less (2)
                                                                      ----
                    extraordinary non-cash gains.

               . OBLIGATIONS shall mean, with respect to the Corporation, the consolidated outstanding (1) principal amount of indebtedness for borrowed money, (2) principal amount of indebtedness for the deferred purchase price of property or services (other than property or services purchased in the ordinary course of business) and (3) total stated value of issued and outstanding preferred stock having a liquidation payment priority senior to or pari passu with the shares of
                                                  ---- -----
                    Preferred Stock, Series B, excluding, however, the Preferred Stock, Series A and Preferred Stock, Series B of the Corporation.

               . TOTAL OBLIGATIONS shall mean, with respect to the Corporation, as of the time of determination, the aggregate consolidated amount of Obligations.

               . TRANSACTION shall mean, with respect to the Corporation, (1) the incurrence of any Obligation; (2) any merger or consolidation to which the Corporation is a party; or (3) the sale of all or substantially all of the assets of the Corporation.

          (G) There shall be no sinking fund with respect to the shares of the Preferred Stock, Series B.

          (H) The holders of the Preferred Stock Series B shall be entitled to receive, but only when, as and if declared by the Board of Directors, but in no event more frequently than quarterly, dividends at the rate fixed for such series and no more. Such dividends shall be payable on a date or dates which shall be fixed by the Board of Directors and shall be cumulative from such date as may be fixed for the series. All dividends payable on Preferred Stock Series B shall be fully paid, or declared and set apart for payment before any dividends on the common stock of the Corporation shall be paid or set apart for payment so that if, for all dividend periods terminating on the same or an earlier date, dividends on all outstanding shares of the Preferred Stock Series B at the rates fixed for the respective series shall not have been paid or set apart for payment, the deficiency shall be fully paid or set apart before payment on the common stock of the Corporation. The Preferred Stock, Series B shall rank pari passu with all other series of preferred stock with respect to dividends. Dividends in full shall not be paid or set apart for payment on the preferred stock of any other series for any dividend period unless dividends in full have been or are contemporaneously paid or set apart for payment on the preferred stock of all other series for all dividend periods in respect of such series terminating on the same or an earlier date. When the stated dividends are not paid in full on all series of the preferred stock in respect of any dividend period, the shares of all series having the same dividend period shall share ratably in the payment of dividends, including accumulations, if any, based on the dividends which would be payable on said shares if all dividends in respect of such series were paid in full. A DIVIDEND PERIOD is the period between any two consecutive dividend payment dates, excluding the first of such dates, as fixed for the series to which a share or shares shall belong. Accruals of dividends shall not bear interest.

          (I) Upon any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the preferred stock of each and every series then outstanding shall be entitled to receive out of the net assets of the Corporation, whether capital or surplus, the sums per share fixed for the shares of the respective series and payable upon such dissolution, liquidation or winding up, plus, in the case of each share, an amount equal to the dividends accrued and unpaid thereon, whether or not earned or declared, before any distribution of the assets of the Corporation shall be made to the holders of the common stock of the Corporation as such.

          If the assets distributable on such dissolution, liquidation or winding up shall be insufficient to permit the payment to the holders of each series of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, then said assets shall be distributed among the holders of the respective series of the preferred stock in the order of priority as specified for each class of stock and in proportion to the sums which would be payable on such dissolution, liquidation or winding up if all such sums were paid in full in preference and priority over the shares of any of the Common Stock of the Corporation.

          After payment to the holders of the preferred stock of the full amounts to which they respectively are entitled as aforesaid, the holders of the preferred stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

          The sale, conveyance, exchange or transfer of all or substantially all of the property of the Corporation, or the merger or consolidation into or with any other corporation, shall not be deemed a dissolution, liquidation or winding up for the purposes of this Subsection (I).

          (J) Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock, Series B.

          (K) So long as any shares of the Preferred Stock, Series B are outstanding, the Corporation shall not, without the consent (given in writing or by vote at a meeting called for that purpose in the manner prescribed by the By-Laws of the Corporation) of the holders of record of at least 50% of the total number of such votes which may be cast by the Holders, each Holder being entitled to one vote for each such share of Preferred Stock, Series B:

               (1) Create or authorize any kind of stock ranking prior to the Preferred Stock, Series B with respect to the payment of dividends or upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, or create or authorize any obligation or security convertible into shares of any such kind of stock;

               (2) Amend, alter, change or repeal any of the express terms of the Preferred Stock, Series B so as to affect the Holders thereof adversely.

          (L) So long as any shares of the Preferred Stock, Series B are outstanding, in the event that the Corporation shall fail to pay dividends on the Preferred Stock, Series A or Preferred Stock, Series B for at least twelve (12) consecutive calendar months sufficient to provide a cumulative dividend rate of five percent (5%) per annum, the Holders shall be entitled to elect and designate one (1) director of the Board of Directors of the Corporation and the size of the Board of Directors of the Corporation shall thereupon be increased by one (1) director, and such newly elected director shall hold its position on the Board of Directors of the Corporation only until such time as the Holders shall have received dividends sufficient to provide a cumulative dividend rate of five percent (5%) per annum, in which event such newly elected director shall be deemed to have resigned and the size of the Board of Directors shall thereupon decrease by one (1) member. The right of the Holders to elect and designate a member of the Board of Directors of the Corporation shall be exercised jointly with, and not separately from, the corresponding right granted to the Holders of the Preferred Stock, Series A, such that only one (1) member of the Board of Directors of the Corporation may be elected and designated, in the aggregate by the Holders of the Preferred Stock, Series A and the Preferred Stock, Series B.

          (M) In the event that all or any of the Holders shall be required to make any payment to or indemnify or hold harmless the Corporation or C-TEC or any affiliate of the Corporation or C-TEC pursuant to the terms and provisions of the Agreement, including but not limited to any and all payments and indemnity obligations arising under Article 10 of the Agreement, the Corporation shall be entitled to set-off all such payments and indemnification and hold harmless obligations against any and all amounts, dividends and other payments to be made by the Corporation hereunder, including but not limited to any consideration, whether in the form of cash, instruments, stock or otherwise.

                                   EXHIBIT O

                           SHARE EXCHANGE AGREEMENT

                        Share Exchange Option Agreement


     This Share Exchange Option Agreement (this AGREEMENT) is made as of this ____ day of __________________, 1995, by and among (i) Bark Lee Yee, Stella C. Yee, Susan C. Yee, Raymond C. Yee, Kenneth C. Yee and Robert G. Tallman, as Trustee for those two (2) certain trusts created pursuant to trust agreements dated December 17, 1992 (collectively, the HOLDERS and each, a HOLDER), and (ii) C-TEC Corporation, a Pennsylvania corporation (C-TEC).

                                    Recitals

     A. The Holders are, collectively, the owners of all of the Preferred Stock Series A and Preferred Stock Series B of Cable;

     B. Cable is a wholly-owned subsidiary of C-TEC and, partly in consideration for the Holders entering into the Merger Agreement, C-TEC desires to enter into this Agreement;

     C. The Holders and C-TEC have agreed to certain terms and conditions pursuant to which the Holders shall have an option to acquire certain shares of the Common Stock from C-TEC and C-TEC shall have the option to acquire the Preferred Stock from the Holders; and

     D. The Holders and C-TEC desire to enter into this Agreement to set forth more fully the terms and conditions of their respective options.

                                   Agreement

     Now, therefore, in consideration of the foregoing, for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  DEFINITIONS.  In addition to other words and terms defined elsewhere in
         -----------
this Agreement, as used herein, the following words and terms shall have the following meanings, unless the context clearly requires otherwise:

         CABLE  shall mean C-TEC Cable Systems, Inc., a Delaware corporation.

         CLOSING  shall have the meaning given such term in Section 5.

         CLOSING DATE  shall have the meaning given such term in Section 5.

         COMMON STOCK shall mean the shares of Common Stock of C-TEC then issued, whether or not outstanding.

         EFFECTIVE DATE shall mean the date upon which an Election Notice is deemed validly given in accordance with the provisions of Section 8(a).

         ELECTION NOTICE  shall have the meaning given such term in Section 4.

         ELECTION PERIOD shall mean the period commencing on the date that is three (3) years from May 15, 1995 and ending on the date that is eight (8) years from May 15, 1995.

         MARKET VALUE shall mean the then current fair market value of the Series A Transfer Shares and Series B Transfer Shares, as applicable, determined as of the applicable Effective Date, which fair market value shall be deemed to be the closing price per share of the Common Stock as reported on the NASDAQ System as of the close of business of the business day immediately preceding the applicable Effective Date, multiplied by the applicable number of shares.

         MERGER AGREEMENT shall mean that certain Merger Agreement dated September 23, 1994 between the Holders and Cable, as amended by that certain Amendment Agreement dated March 30, 1995, and further amended by that certain Second Amendment Agreement dated May 15, 1995.

         PREFERRED STOCK shall mean, collectively, the Preferred Stock Series A and the Preferred Stock Series B.

         PREFERRED STOCK SERIES A shall mean those certain 4,100,000 shares of Preferred Stock, 5% Series A issued by Cable held in the aggregate by the Holders.

         PREFERRED STOCK SERIES B shall mean those certain 1,100,000 shares of Preferred Stock, 5% Series B issued by Cable held in the aggregate by the Holders.

         SERIES A STRIKE PRICE shall mean an amount equal to Forty-one Million Dollars ($41,000,000), which amount is derived from and approximately equal to the sum of 1,171,428 shares of Common Stock multiplied by $35.00 per share.

         SERIES B STRIKE PRICE shall mean an amount equal to Eleven Million Dollars ($11,000,000) which amount is derived and approximately equal to the sum of 285,714 shares of Common Stock multiplied by $38.50 per share.

         SERIES A TRANSFER SHARES shall mean the 1,171,428 shares of Common Stock to be transferred by C-TEC to the Holders of Preferred Stock Series A upon the occurrence of certain events as set forth in this Agreement.

         SERIES B TRANSFER SHARES shall mean the 285,714 shares of Common Stock to be transferred by C-TEC to the Holders of the Preferred Stock Series B upon the occurrence of certain events as set forth in this Agreement.

         TRANSFER SHARES shall mean, collectively, the Series A Transfer Shares and the Series B Transfer Shares.

     2.  OPTIONS IN FAVOR OF HOLDERS.
         ---------------------------

         (a) The Holders of Preferred Stock Series A, acting as a whole but not in part, may elect at any time during the Election Period, to acquire all, but not less than all, of the Series A Transfer Shares from C-TEC. In the event the Holders properly exercise their election to acquire the Series A Transfer Shares in accordance with the procedures set forth in Section 4, in consideration of the transfer and delivery of the Series A Transfer Shares to Holders, the Holders shall, contemporaneously with such transfer, transfer and deliver the shares of Preferred Stock Series A to C-TEC. If the Holders are unable to unanimously make an election pursuant to this subsection with respect to the Preferred Stock Series A, the Holders shall each be deemed to have elected to take no action with respect to this subsection.

         (b) The Holders of Preferred Stock Series B, acting as a whole but not in part, may elect at any time during the Election Period, to acquire all, but not less than all, of the Series B Transfer Shares from C-TEC. In the event the Holders properly exercise their election to acquire the Series B Transfer Shares in accordance with the procedures set forth in Section 4, in consideration of the transfer and delivery of the Series B Transfer Shares to Holders, the Holders shall, contemporaneously with such transfer, transfer and deliver the shares of Preferred Stock Series B to C-TEC. If the Holders are unable to unanimously make an election pursuant to this subsection with respect to the Preferred Stock Series B, the Holders shall each be deemed to have elected to take no action with respect to this subsection.

         (c) The options in favor of the Holders to acquire the Transfer Shares granted pursuant to the foregoing Sections 2(a) and (b) may be exercised by the Holders, acting as a whole, either separately or jointly at any time during the Election Period and the exercise by the Holders of one option shall not preclude the Holders from exercising the remaining options.

     3.  OPTION IN FAVOR OF C-TEC.
         ------------------------

         (a) C-TEC may elect at any time during the Election Period to acquire from the Holders all, but not less than all, of the Preferred Stock Series A. In the event C-TEC properly exercises its election to acquire the Preferred Stock Series A in accordance with the procedures set forth in Section 4 of this Agreement, in consideration of the transfer of the applicable shares of Preferred Stock Series A from the Holders to C-TEC, C-TEC shall:

               (i) If the Market Value of the Series A Transfer Shares is greater than or equal to the Series A Strike Price, C-TEC shall transfer and deliver to the Holders of Preferred Stock Series A the Series A Transfer Shares, ratably in proportion to the shares of Preferred Stock Series A held by them;

               (ii) If the Market Value of the Series A Transfer Shares is less than the Series A Strike Price, C-TEC shall, at Holder's option, either pay to the Holders in immediately available funds at Closing an amount equal to the Series A Strike Price, or C-TEC shall transfer and deliver to the Holders the Series A Transfer Shares. The Holders, acting as a whole but not in part, shall make their election to receive either cash or Series A Transfer Shares pursuant to this
                    Section 3(a)(ii) within ten (10) days of the applicable Effective Date of the Election Notice. In the event that the Holders fail to unanimously make an election within such ten (10) day period, the Holders shall be deemed to have conclusively elected to accept cash in consideration of the transfer and delivery of the shares of Preferred Stock Series A.

         (b) C-TEC may elect at any time during the Election Period to acquire from the Holders all, but not less than all, of the Preferred Stock Series B. In the event C-TEC properly exercises its election to acquire the Preferred Stock Series B in accordance with the procedures set forth in Section 4 of this Agreement, in consideration of the transfer of the applicable shares of Preferred Stock Series B from the Holders to C-TEC, C-TEC shall:

               (i) If the Market Value of the Series B Transfer Shares is greater than or equal to the Series B Strike Price, C-TEC shall transfer and deliver to the Holders of Preferred Stock Series B the Series B Transfer Shares, ratably in proportion to the shares of Preferred Stock Series B held by them;

              (ii) If the Market Value of the Series B Transfer Shares is less than the Series B Strike Price, C-TEC shall, at Holder's option, either pay to the Holders in immediately available funds at Closing an amount equal to the Series B Strike Price, or C-TEC shall transfer and deliver to the Holders the Series B Transfer Shares. The Holders, acting as a whole but not in part, shall make their election to receive either cash or Series B Transfer Shares pursuant to this
                    Section 3(b)(ii) within ten (10) days of the Effective Date of the applicable Election Notice. In the event that the Holders fail to unanimously make an election within such ten
                    (10) day period, the Holders shall be deemed to have conclusively elected to accept cash in consideration of the transfer and delivery of the shares of Preferred Stock Series B.

         (c) The options in favor of C-TEC to acquire the Preferred Stock Series A and the Preferred Stock Series B granted pursuant to the foregoing Sections 3(a) and (b) may be exercised by C-TEC either separately or jointly, at any time during the Election Period and the exercise by C-TEC of one such option shall not preclude C-TEC from exercising the remaining option.

     4.  ELECTION PROCEDURE.  In order to exercise the election rights pursuant
         ------------------
to Sections 2 and 3 of this Agreement, the Holders or C-TEC, as applicable, shall deliver to the other party an irrevocable written notice of the election (each, an ELECTION NOTICE). The Election Notice shall specify the Closing Date upon which the relevant transfers shall occur, which Closing Date shall not be less than thirty (30) days from the Effective Date of the Election Notice (if the Holders will be receiving C-TEC Common Stock) and ninety (90) days from the Effective Date of the Election Notice (if the Holders will be receiving cash). Upon the exercise of an election by either the Holders or C-TEC pursuant to
Section 2 or 3 of this Agreement, the remaining election rights of the non-electing party with respect to any remaining shares of Preferred Stock then held by the Holders shall continue, and all other election rights shall thereupon be extinguished.

     5.  CLOSING.
         -------

         (a) In the event of the exercise of any election provided in Sections 2 or 3 of this Agreement, on the Closing Date specified in the applicable Election Notice on the applicable Closing Date, each Holder shall transfer and deliver their respective shares of the applicable series of Preferred Stock to C-TEC pursuant to an appropriate endorsement and by physical delivery of such shares, and C-TEC shall either (x) contemporaneously transfer and deliver to the Holders, ratably in proportion to their respective shares of Preferred Stock transferred, the applicable Transfer Shares pursuant to an appropriate endorsement and by physical delivery of such shares, or (y) pay to the Holders the applicable strike price for the shares of Preferred Stock transferred in immediately available funds.

         (b) The closing of any such sale and transfer (each, a CLOSING) shall take place at the offices of C-TEC Corporation, 105 Carnegie Center, Princeton, New Jersey 08540 on the applicable Closing Date, or at such other place and time as the parties may mutually agree.

     6.  MANDATORY PURCHASE.   All remaining Preferred Stock Series A and
         ------------------
Preferred Stock Series B shall be purchased by C-TEC for an amount equal to $10 per share, plus the value of any accrued and unpaid dividends (hereinafter the PURCHASE AMOUNT), on May 15, 2003 (hereinafter the PURCHASE DATE) whether or not the Holders so elect. Closing on such purchase shall occur on a date specified by C-TEC but no later than ninety (90) days following the Purchase Date, provided, however, that for purposes of determining the Purchase Amount, dividends shall be deemed to have accrued through the Closing. At the Closing, each Holder shall transfer and deliver their respective shares of the applicable series of Preferred Stock to C-TEC pursuant to an appropriate endorsement and by physical delivery of such shares, and C-TEC shall pay to the Holders the Purchase Amount for the shares of Preferred Stock transferred in immediately available funds.

     7.  SET-OFF RIGHTS.  In the event that all or any of the Holders of
         --------------
Preferred Stock, Series B shall be required to make any payment to or indemnify or hold harmless C-TEC or Cable, or any affiliate of C-TEC or Cable, pursuant to the terms and provisions of the Merger Agreement, including but not limited to any and all payments and indemnity obligations arising under Article X of the Merger Agreement, C-TEC shall be entitled to set-off all such payments and indemnification and hold harmless obligations in accordance with the Merger Agreement against any and all amounts, payments and other consideration to be paid and delivered by C-TEC hereunder whether in the form of cash, instruments, stock or otherwise.

     8.  REGISTRATION RIGHTS FOR COMMON SHARES.
         -------------------------------------

         (a)  Demand Registration Rights.  C-TEC covenants and agrees with the
              --------------------------
Holders, but not any subsequent holder of, the Transfer Shares that, upon the unanimous written request of the Holders made at any time after Closing, but in any event, during the Election Period, but only once, C-TEC will file as promptly as practicable and, in any event, within one hundred eighty (180) days after receipt of such written request, a new registration statement (a REGISTRATION STATEMENT) or a post-effective amendment to an existing registration statement (an AMENDMENT) under the Securities Act of 1933 (the
ACT), registering or qualifying the Transfer Shares for sale. No other securities of C-TEC shall be entitled to be included in such Amendment or Registration Statement. C-TEC will use its good faith efforts to file and cause to become effective any such Amendment or Registration Statement as promptly as practicable and remain effective for a period of not less than sixty (60) days or such shorter period as is necessary to complete the distributions.

         (b)  Piggyback Registration Rights. C-TEC covenants and agrees with
              -----------------------------
the Holders, but not any subsequent holder of, the Transfer Shares that if, at any time within the Election Period C-TEC proposes to file a Registration Statement with respect to any class of security (other than in connection with an offering to C-TEC's employees) under the Act in a primary registration on behalf of C-TEC and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Transfer Shares, C-TEC will give written notice, which shall be given at least forty-five (45) days prior to such filing, to the Holders in the manner set forth in Section 8(a) of its intention to file a Registration Statement and will offer to include in such Registration Statement to the maximum extent possible, and limited, in the case of a Regulation A offering, to the amount of the available exemption, subject to paragraphs (i) and (ii) of this paragraph
(b), such number of Transfer Shares with respect to which C-TEC has received written requests for inclusion therein by the Holders within ten (10) days after the giving of notice by C-TEC. All registrations requested pursuant to this
Section 8(b) are referred to herein as PIGGYBACK REGISTRATIONS. This paragraph is not applicable to a Registration Statement filed by C-TEC with the Securities and Exchange Commission (the SEC) on Forms S-4 or S-8 or any successor form or any Registration Statement filed with the SEC prior to the Closing.

               (i)  Priority or Primary Registrations.  If a Piggyback
                    ---------------------------------
                    Registration includes an underwritten primary registration on behalf of C-TEC and the underwriter(s) for the offering being registered by C-TEC shall determine in good faith and advise C-TEC in writing that in its opinion the number of Transfer Shares requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by C TEC, C-TEC will include in such registration (A) first, the securities that C-TEC proposes to sell and (B) second, to the extent feasible, the Transfer Shares requested to be included in such registration, apportioned ratably among the Holders of Transfer Shares requiring to be included in such registration.

              (ii)  Priority on Secondary Registrations.  If a Piggyback
                    -----------------------------------
                    Registration consists only of an underwritten secondary registration on behalf of holders of securities of C-TEC (other than pursuant to Section 8(a)), and the underwriter(s) for the offering being registered by C-TEC advise C-TEC in writing that in its opinion the number of Transfer Shares requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities by C-TEC, C-TEC will include in such registration (A) first, the securities requested to be included therein by the holders requesting such registration and (B) second, to the extent feasible, the Transfer Shares requested to be included in such registration above, apportioned ratably, among all such Holders on the basis of the number of shares requested to be included by each such Holder.

         (c)  Restrictions on Registration Rights.
              -----------------------------------

               (i) Notwithstanding the provisions set forth in Sections (b)(i) and (b)(ii) above or any other provisions, if any such underwriter shall determine in good faith and advise C-TEC in writing that the distribution of the Transfer Shares requested to be included in the registration concurrently with the securities being registered by C-TEC would materially adversely affect the distribution of such securities by C-TEC, then the Holders of such Transfer Shares shall delay their offering and sale for such period ending on the earliest of (1) ninety (90) days following the effective date of C-TEC's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as C-TEC, the underwriter(s) and the Holders shall otherwise agree. In the event of such delay, C-TEC shall file such supplements, post-effective amendments and take any such other steps as may be reasonably necessary to permit such Holders to make their proposed offering and sale for a period not to exceed ninety
                    (90) days immediately following the end of such period of delay. If any party disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to C-TEC and the underwriter. Notwithstanding the foregoing, C-TEC shall not be required to file a registration statement to include Transfer Shares pursuant to this Section 8 if an opinion of independent counsel, reasonably satisfactory to counsel for C-TEC, that the Transfer Shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Act shall have been delivered to counsel for C-TEC and the Holders shall have agreed to indemnify C-TEC with respect to the accuracy of the matter described in any such opinion and the actions of C-TEC taken in reliance thereon.

              (ii) C-TEC shall not be required to file a Registration Statement or Amendment at a time when the audited financial statements required to be included therein are not available, which time shall be limited to the period commencing 45 days after the end of C-TEC's last fiscal year and ending 90 days after the end of such fiscal year existing at the time of the proposed offering.

              (iii) C-TEC shall not be required to file a Registration Statement or Amendment if C-TEC furnishes to the Holders a certificate signed by C-TEC's Chairman or President stating that in his or her good faith judgment it would be detrimental or otherwise disadvantageous to C-TEC or its shareholders for such a Registration Statement or Amendment to be filed as expeditiously as possible, in which case C-TEC shall have a period of not more than 180 days within which to file such Registration Statement or Amendment measured from the date of the C-TEC's receipt of Holders' request for registration.

         (d)  Costs of Registration.
              ---------------------

              (i) All costs, expenses, fees and other charges, including but not limited to reasonable attorneys' and accounting fees and expenses (collectively, the EXPENSES), arising as a result of any registration pursuant to Section 8(a) shall be borne by C- TEC and the Holders, or both, as follows:

                   (x) With respect to an election made by the Holders during the first two (2) years of the Election Period, the Holders shall be solely responsible for all such Expenses.

                   (y) With respect to any election made by the Holders during the period commencing on the day after the first two
                         (2) years of the Election Period, through and until the day prior to the date that is three (3) years after the beginning of the Election Period, the Expenses shall be shared equally by the Holder and C-TEC.

                   (z) With respect to any election made by the Holders during the period commencing on the earlier of (1) the date that is three (3) years after the beginning of the Election Period, or (2) the date of the Closing with respect to any option exercised by the C-TEC pursuant to Section 3 of this Agreement (other than where the Holders have elected to receive immediately available funds at Closing) through and until the expiration of the Election Period, the Expenses shall be borne solely by C-TEC.

              (ii) With respect to any election made by the Holders pursuant to
                   Section 8(b), the Expenses shall be borne solely by C-TEC.

              (iii) Notwithstanding any other provision of this Agreement to the contrary, the Holders shall be solely responsible for any fees and disbursements of any counsel, accountant or other professional for the Holders; any underwriters discount or commission in respect of such Transfer Shares; and the cost of and liability or similar insurance required by an underwriter to the extent that such costs are attributable to the offering of such Transfer Shares.

         (e)  Subsequent Holder.  The reference to any "subsequent holder" as
              -----------------
stated above shall not include any trustee designated by the Holders under a trust agreement for their benefit.

     9.  MISCELLANEOUS.
         -------------

         (a)  Notices.  All notices, requests, and other communications
              -------
provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery, one day after being sent by overnight courier service, and upon confirmation of receipt if sent by telecopier, to the following address or telecopy number:

              (i)  if to each of the Shareholders listed in the agreement:

                   (1)    Bark Lee Yee;
                   (2)    Stella C. Yee;
                   (3)    Susan C. Yee;
                   (5)    Raymond C. Yee; and
                   (6)    Kenneth C. Yee

                   at:  3925 Airport Road
                        Allentown, PA  18103

                   with a copy to:

                   Robert G. Tallman
                   Tallman Hudder & Sorrentino. P.C.
                   The Paragon Centre
                   Suite 300
                   1611 Pond Road
                   Allentown, Pennsylvania  18104

              (ii) If to C-TEC, at:

                   C-TEC Corporation
                   105 Carnegie Center
                   Princeton, NJ  08540

                  Attn:    Stephen J. Rabbitt
                           Executive Vice President
                           C-TEC Cable Systems, Inc.

                  With a copy to:

                  C-TEC Corporation
                  105 Carnegie Center
                  Princeton, NJ  08540

                  Attn:     Raymond B. Ostroski
                            General Counsel
              or at such other address or telecopy number as any party hereto may designate by written notice to the other parties hereto.

         (b)  Fees and Expenses.  Except as otherwise specifically provided in
              -----------------
this Agreement, each party hereto shall pay all its own costs and expenses incident to this Agreement, and the transactions contemplated hereby, including legal and accounting fees and disbursements.

         (c)  Severability.  If any provision of this Agreement is held to be
              ------------
unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other competent jurisdiction.

         (d)  Further Assurances.  From time to time, the parties shall execute
              ------------------
such documents and shall take such actions as shall be reasonably necessary in order to carry out and effectuate the intent and purpose of this Agreement and the transactions contemplated by this Agreement.

         (e)  Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the Commonwealth of Pennsylvania without regard to the choice of law rules thereof.

         (f)  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         (g)  Time of the Essence.  Time is of the essence with respect to the
              -------------------
obligations of the parties hereunder.

         (h)  Securities Laws.  All sales of securities by Holders in
              ---------------
connection with the Registration Rights referred to herein shall be conducted in accordance with all applicable laws and regulations.

         (i)  Assignment.  In no event shall the Holders be entitled to assign
              ----------
or transfer any of their rights under this Agreement, whether voluntarily, involuntarily or by operation of law, except that the Holders may assign such rights to a trustee for their sole benefit or the benefit of their heirs or estates. Any attempted assignment shall be void.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

Witness                                 C-TEC CORPORATION,
                                        A PENNSYLVANIA CORPORATION


______________________________          By:_____________________________________
_________________________
                                        Name:___________________________________
______________________
                                        Title:__________________________________
___________________________

                                        HOLDERS:

______________________________          __________________________________
                                        Bark Lee Yee


______________________________          __________________________________
                                        Stella C. Yee


______________________________          __________________________________
                                        Susan C. Yee


______________________________          __________________________________
                                        Raymond C. Yee


______________________________          __________________________________
                                        Kenneth C. Yee


______________________________          __________________________________
                                        Robert G. Tallman, Trustee